UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
_________________

FORM 8-K
_________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 5, 2016
CORPORATE OFFICE PROPERTIES TRUST
CORPORATE OFFICE PROPERTIES, L.P.
(Exact name of registrant as specified in its charter)

Corporate Office Properties Trust	Maryland	1-14023	23-2947217
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

Corporate Office Properties, L.P.	Delaware	333-189188	23-2930022
	(State or other jurisdiction of	(Commission File	(IRS Employer
	incorporation or organization)	Number)	Identification No.)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)
(443) 285-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

Corporate Office Properties Trust (the “Company”) has affirmed its previously announced guidance for Diluted FFO per share (“FFOPS”), as adjusted for comparability for the three months and year ended December 31, 2015. However, it has modified its previously announced guidance for FFOPS and diluted earnings per share (“EPS”) for those periods to reflect the effect of the impairment losses described below and higher than projected gains on sales of operating properties.

During the preparation of the financial statements of the Company for the year ended December 31, 2015, the Company determined that it would recognize impairment losses in connection with the following:

•
$12.8 million on land in Colorado Springs, Colorado. The Company determined that some of this land should be classified as held for sale during the period because the land was being actively marketed and expected to be sold within one year. The Company determined that the carrying value of the land held for sale exceeded the land’s fair value less costs to sell, which resulted in recognition of an impairment loss. Due to the impairment loss on the land held for sale, the Company updated its estimates of fair value for other land owned, but not held for sale, in Colorado Springs and determined that the carrying value of some of this other land exceeded such land’s estimated fair value, which resulted in recognition of an additional impairment loss; and

•
$6.6 million on land in Aberdeen, Maryland. After concluding during the period that it no longer expected to develop operating properties on the land, the Company determined that the carrying amount of the land would not likely be recovered from the sale of this land over the likely remaining holding period. Accordingly, the Company adjusted the carrying value of the land to its estimated fair value.

The Company previously announced guidance for:

•	FFOPS, as adjusted for comparability, of between $0.51 and $0.53 for the three months ended December 31, 2015 and between $2.00 and $2.02 for the year ended December 31, 2015;

•	FFOPS of between $0.50 and $0.52 for the three months ended December 31, 2015 and between $2.74 and $2.76 for the year ended December 31, 2015; and

•	Diluted earnings per share (“EPS”) of between $0.52 and $0.54 for the three months ended December 31, 2015 and between $1.67 and $1.69 for the year ended December 31, 2015.

The Company has modified its guidance as follows:

•	The Company is affirming its previously announced guidance for FFOPS, as adjusted for comparability;

•	FFOPS is modified to between $0.30 and $0.32 for the three months ended December 31, 2015 and between $2.54 and $2.56 for the year ended December 31, 2015; and

•	Diluted EPS is modified to between $0.58 and $0.60 for the three months ended December 31, 2015 and between $1.73 and $1.75 for the year ended December 31, 2015.

Risk Factor - Results reflected in the Company’s earnings guidance may not be achieved.
The modified guidance disclosed in this Current Report on Form 8-K is based upon a number of estimates and assumptions. While the Company believes that these estimates and assumptions are sufficiently specific and are reasonable, they are nevertheless subject to business, economic and competitive uncertainties.  As a result, the Company’s actual results could differ from the estimates. Important factors that may affect these estimates and assumptions are set forth in our periodic filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Reconciliations of projected diluted EPS to projected FFOPS for the quarter and year ended December 31, 2015 are provided as follows:

	Three Months Ended		Year Ended
	December 31, 2015		December 31, 2015
	Low	High	Low	High
EPS	$0.58	$0.60	$1.73	$1.75
Real estate depreciation and amortization	0.37	0.37	1.43	1.43
Gains on sales of previously depreciated properties	(0.65)	(0.65)	(0.65)	(0.65)
Impairment losses on previously depreciated properties	—	—	0.03	0.03
FFOPS, NAREIT definition	0.30	0.32	2.54	2.56
Impairment losses on undepreciated properties	0.21	0.21	0.21	0.21
Operating property acquisition costs	—	—	0.04	0.04
Demolition costs on redevelopment properties	—	—	0.02	0.02
NOI from properties transferred (a)	—	—	(0.01)	(0.01)
Interest expense on loan secured by the properties transferred (a)	—	—	0.11	0.11
Gains on sales of undepreciated properties	—	—	(0.04)	(0.04)
Net gains on early extinguishment of debt (b)	—	—	(0.87)	(0.87)
FFOPS, as adjusted for comparability	$0.51	$0.53	$2.00	$2.02

a.
In the third quarter, the Company transferred two operating properties in satisfaction of non-recourse secured indebtedness. These amounts represent the Company's net operating income generated by these assets and interest expense (accrued at the default rate) in 2015 through the August 28, 2015 transfer date.

b.	Represents debt and accrued interest in excess of the book value of the assets transferred.

The Company uses the non-GAAP financial measures described below in earnings press releases and information furnished to the Securities and Exchange Commission. The Company believes that these measures are helpful to investors in measuring its performance and comparing such performance to other real estate investment trusts (“REITs”). Since these measures exclude certain items includable in net income, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP and non-GAAP measures. These measures are not necessarily indications of the Company’s cash flow available to fund cash needs. Additionally, they should not be used as an alternative to the comparable GAAP measures when evaluating the Company’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Company’s liquidity or ability to make cash distributions or pay debt service.

Funds from operations (“FFO” or “FFO per NAREIT”)
Defined as net income (loss) computed using GAAP, excluding gains on sales of, and impairment losses on, previously depreciated operating properties and real estate-related depreciation and amortization.  When multiple properties consisting of both operating and non-operating properties exist on a single tax parcel, the Company classifies all of the gains on sales of, and impairment losses on, the tax parcel as all being for previously depreciated operating properties when most of the value of the parcel is associated with operating properties on the parcel. The Company believes that it uses the National Association of Real Estate Investment Trust’s (“NAREIT”) definition of FFO, although others may interpret the definition differently and, accordingly, the Company’s presentation of FFO may differ from those of other REITs.  The Company believes that FFO is useful to management and investors as a supplemental measure of operating performance because, by excluding gains related to sales of, and impairment losses on, previously depreciated operating properties and excluding real estate-related depreciation and amortization, FFO can help one compare its operating performance between periods.  The Company believes that net (loss) income is the most directly comparable GAAP measure to FFO.

Basic FFO available to common share and common unit holders (“Basic FFO”)
This measure is FFO adjusted to subtract (1) preferred share dividends, (2) income attributable to noncontrolling interests through ownership of preferred units in Corporate Office Properties, L.P. (the “Operating Partnership”) or interests in other consolidated entities not owned by the Company, (3) depreciation and amortization allocable to noncontrolling interests in other consolidated entities, (4) Basic FFO allocable to restricted shares and (5) issuance costs associated with redeemed preferred shares.  With these adjustments, Basic FFO represents FFO available to common shareholders and holders of common units in the Operating Partnership (“common units”).  Common units are substantially similar to the Company’s common shares of beneficial interest (“common shares”) and are exchangeable into common shares, subject to certain conditions.  The Company believes that Basic FFO is useful to investors due to the close correlation of common units to common shares.  The Company believes that net (loss) income is the most directly comparable GAAP measure to Basic FFO.

Diluted FFO available to common share and common unit holders (“Diluted FFO”)
Diluted FFO is Basic FFO adjusted to add back any changes in Basic FFO that would result from the assumed conversion of securities that are convertible or exchangeable into common shares.  The computation of Diluted FFO assumes the conversion of common units in the Operating Partnership but does not assume the conversion of other securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period.  The Company believes that Diluted FFO is useful to investors because it is the numerator used to compute Diluted FFO per share, discussed below.  The Company believes that the numerator to diluted EPS is the most directly comparable GAAP measure to Diluted FFO.

Diluted FFO available to common share and common unit holders, as adjusted for comparability (“Diluted FFO, as adjusted for comparability”) and FFO, as adjusted for comparability
Defined as Diluted FFO or FFO adjusted to exclude: operating property acquisition costs: gains on sales of, and impairment losses on, properties other than previously depreciated operating properties, net of associated income tax; gain or loss on early extinguishment of debt; FFO associated with properties securing non-recourse debt on which the Company has defaulted and which the Company has extinguished, or expects to extinguish, via conveyance of those properties (including property net operating income, interest expense and gains on debt extinguishment); loss on interest rate derivatives; executive transition costs; and accounting charges for original issuance costs associated with redeemed preferred shares.  The Company believes that the excluded items are not reflective of normal operations and, as a result, believes that a measure that excludes these items is a useful supplemental measure in evaluating operating performance.  The adjustment for FFO associated with properties securing non-recourse debt on which the Company has defaulted pertains to the periods subsequent to its default on the loan’s payment terms, which is the result of its decision to not support payments on the loan. While the Company continues as the legal owner of the properties during this period, all cash flows produced by the properties go directly to the lender and the Company does not fund any debt service shortfalls. The Company believes that the numerator to diluted EPS is the most directly comparable GAAP measure to this non-GAAP measure.

Diluted FFO per share (“FFOPS”)
FFOPS is (1) Diluted FFO divided by (2) the sum of the (a) weighted average common shares outstanding during a period, (b) weighted average common units outstanding during a period and (c) weighted average number of potential additional common shares that would have been outstanding during a period if other securities that are convertible or exchangeable into common shares were converted or exchanged.  The computation of FFOPS assumes the conversion of common units in the Operating Partnership but does not assume the conversion of other securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period.  The Company believes that FFOPS is useful to investors because it provides investors with a further context for evaluating our FFO results in the same manner that investors use earnings per share (“EPS”) in evaluating net (loss) income available to common shareholders.  The Company believes that diluted EPS is the most directly comparable GAAP measure to FFOPS.

FFOPS, as adjusted for comparability
Defined as (1) Diluted FFO available to common share and common unit holders, as adjusted for comparability divided by (2) the sum of the (a) weighted average common shares outstanding during a period, (b) weighted average common units outstanding during a period and (c) weighted average number of potential additional common shares that would have been outstanding during a period if other securities that are convertible or exchangeable into common shares were converted or exchanged.  The computation of this measure assumes the conversion of common units in the Operating Partnership but does not assume the conversion of other securities that are convertible into common shares if the conversion of those securities would increase the per share measure in a given period.  As discussed above, the Company believes that the excluded items are not indicative of normal operations.  As such, the Company believes that a measure that excludes these items is a useful supplemental measure in evaluating its operating performance.  The Company believes that diluted EPS is the most directly comparable GAAP measure.

Net operating income (“NOI”) from real estate operations
NOI is real estate revenues from continuing and discontinued operations reduced by total property expenses associated with real estate operations, including discontinued operations; total property expenses, as used in this definition, do not include depreciation, amortization or interest expense associated with real estate operations.  The Company believes that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of the core real estate operations that is unaffected by depreciation, amortization, financing and general, administrative and leasing expenses; the Company believes this measure is particularly useful in evaluating the performance of geographic segments, same-office property groupings and individual properties.  The Company believes that net income is the most directly comparable GAAP measure to NOI.

FORWARD‑LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward‑looking” statements, within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act that are based on the Company’s current expectations, estimates and projections about future events and financial trends affecting the financial condition of its business. Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “could,” “believe,” “anticipate,” “expect,” “estimate,” “plan” or other comparable terminology. Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Although the Company believes that the expectations, estimates and projections reflected in such forward-looking statements are based on reasonable assumptions at the time made, the Company can give no assurance that these expectations, estimates and projections will be achieved. Accordingly, actual results may differ materially from those addressed in the forward-looking statements. The Company cautions readers that forward-looking statements reflect the Company’s opinion only as of the date on which they were made. You should not place undue reliance on forward-looking statements. The Company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.
Important factors that may affect these expectations, estimates or projections expressed in forward-looking statements include, but are not limited to:

•
general economic and business conditions, which will, among other things, affect office property and data center demand and rents, tenant creditworthiness, interest rates, financing availability and property values;

•	adverse changes in the real estate markets including, among other things, increased competition with other companies;

•
governmental actions and initiatives, including risks associated with the impact of a prolonged government shutdown or budgetary reductions or impasses, such as a reduction in rental revenues, non-renewal of leases, and/or a curtailment of demand for additional space by the Company’s strategic customers;

•	the Company’s ability to borrow on favorable terms;

•
risks of real estate acquisition and development activities, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•
risks of investing through joint venture structures, including risks that the Company’s joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with the Company’s objectives;

•
changes in the Company’s plans for properties or views of market economic conditions or failure to obtain development rights, either of which could result in recognition of significant impairment losses;

•	the Company’s ability to satisfy and operate effectively under Federal income tax rules relating to real estate investment trusts and partnerships;

•	the dilutive effects of issuing additional common shares;

•	the Company’s ability to achieve projected results;

•	environmental requirements; and

•	the other factors described beginning on page 10 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 under the heading “Risk Factors.”

The information included herein shall not be deemed “filed” for any purpose, including the purposes of Section 18 of the Exchange Act, or subject to liabilities of that Section.  The information included herein shall also not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	CORPORATE OFFICE PROPERTIES TRUST		CORPORATE OFFICE PROPERTIES, L.P.
By: Corporate Office Properties Trust,
its General Partner

	/s/ Anthony Mifsud		/s/ Anthony Mifsud
	Anthony Mifsud		Anthony Mifsud
	Executive Vice President and Chief Financial Officer		Executive Vice President and Chief Financial Officer

Dated:	February 5, 2016	Dated:	February 5, 2016